SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 31, 2010

Derma Sciences, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-31070	23-2328753
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization	File Number)	Identification No.)

Registrant’s telephone number, including area code: (609) 514-4744

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 31, 2010, Derma Sciences, Inc. and Derma First Aid Products, Inc. (collectively, the “Registrant”) entered into a Separation and Release Agreement (the “Agreement”) with Mr. Daniel Rivest (“Mr. Rivest”) terminating Mr. Rivest’s employment as of March 31, 2010.  Mr. Rivest served as the Executive Vice President-First Aid Products for Derma Sciences and President for Derma First Aid.  For a period of ninety (90) days, Mr. Rivest will continue to provide consulting services to the Registrant pursuant to a consulting agreement (the “Consulting Agreement”) annexed as Exhibit A to the Agreement.

The Agreement provides that, upon expiration of the Consulting Agreement, the Registrant will pay Mr. Rivest a total of Ninety Eight Thousand Dollars ($98,000) in equal installments on regular payroll dates during the six (6) month period immediately following expiration of the Consulting Agreement.  Mr. Rivest also will be entitled to continue to receive certain benefits such as medical, dental and prescription drug coverages as provided under COBRA, and the Registrant agrees to pay the premiums for such coverage through June 30, 2010.  In exchange for the payments and benefits mentioned above, Mr. Rivest has agreed to release and discharge the Registrant from any liabilities and claims related to his employment with the Registrant and his separation from the Registrant.

Under the Agreement, Mr. Rivest also has agreed that for a period of six (6) months from the effective date of the Agreement, he will not, whether directly or indirectly, compete against the first aid product business conducted by the Registrant.  Furthermore, for a period of one (1) year from the effective date of the Agreement, Mr. Rivest has agreed not to contact and/or hire any employee of the Registrant, or contact current customers of the Registrant’s First Aid Division for the purpose of soliciting sales of products that compete with those offered by the First Aid Division.

The foregoing description of the Agreement is qualified in its entirety by reference to the actual agreement, a copy of which is attached as Exhibit 10.01 and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits

10.01 Separation and Release Agreement by and between Derma Sciences, Inc. and Derma First Aid Products, Inc., and Daniel Rivest, effective as of March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Derma Sciences, Inc (Registrant)

Date: April 1, 2010	By:	/s/ John E. Yetter
John E. Yetter, CPA
Vice President and Chief Financial Officer